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EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We consent to the incorporation by reference in this Post-Effective Amendment No. 3 to Registration Statement on Form S-3 of our report dated January 31, 2003, on our audits of the financial statements of Precis, Inc.

MURRELL, HALL, McINTOSH & CO., PLLP.

Norman, Oklahoma
December 3, 2003

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS